Exhibit 99.1

For Immediate Release

Contacts:	Roy Lobo	Deborah Hellinger
	Oracle Investor Relations	Oracle Corporate Communications
	+1.650.506.4073	+1.650.506.5158
	investor_us@oracle.com	deborah.hellinger@oracle.com
ORACLE REPORTS Q2 GAAP EPS UP 36% TO 25 CENTS, NON-GAAP EPS UP 40% TO 31 CENTS

Applications New License Revenues Up 63%, Database and Middleware New License Revenues Up 28%
     REDWOOD SHORES, Calif., December 19, 2007 — Oracle Corporation (NASDAQ: ORCL) today announced fiscal 2008 Q2 GAAP earnings per share were up 36% to $0.25, compared to the same quarter last year. Second quarter total GAAP revenues were up 28% to $5.3 billion, while quarterly GAAP net income was up 35% to $1.3 billion. Total GAAP software revenues were up 29% to $4.2 billion with GAAP new software license revenues up 38% to $1.7 billion. Database and middleware new license revenues were up 28% and applications new license revenues were up 63%. Services revenues were up 22% to $1.2 billion, compared to the same quarter last year.
     Second quarter non-GAAP earnings per share were up 40% to $0.31, and non-GAAP net income was up 38% to $1.6 billion, compared to the same quarter last year.
     “In Q1 we reported new software license revenues up 35%, the strongest growth of any quarter in ten years,” said Oracle President and CFO, Safra Catz. “In Q2 we did even better with new software license sales up 38%. GAAP EPS were up 36%; non-GAAP EPS were up 40%. We exceeded our guidance and our best case forecast with strong revenue growth across all product lines and geographies.”
     “In Q2 Oracle’s applications new license sales grew 63% compared to SAP’s new license sales growth rate of 15% in their most recently completed quarter,” said Oracle President, Charles Phillips. “We like our growth strategy of expanding beyond ERP into high-end industry specific vertical software in contrast to SAP’s strategy of moving down market to sell ERP systems to small companies.”
     “Our database and middleware new license sales grew 28% in Q2,” said CEO, Larry Ellison. “We continue to take market share from IBM in both product categories.”

Q2 Earnings Announcement
Oracle will hold a conference call and web broadcast today to discuss these results at 2:00 p.m. (PST) / 5:00 p.m. (EST). To access the live web broadcast of this event, please visit the Oracle Investor Relations website at http://www.oracle.com/investor. Please hold down your control key while pressing refresh to ensure that the weblink is visible.
About Oracle
Oracle is the world’s largest enterprise software company. For more information about Oracle, including supplemental financial information, please visit http://www.oracle.com/investor or call Investor Relations at (650) 506-4073.
# # #
Trademarks
Oracle is a registered trademark of Oracle Corporation and/or its affiliates. Other names may be trademarks of their respective owners.
“Safe Harbor” Statement: Statements in this press release relating to Oracle’s future plans and prospects are “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Economic, political and market conditions could adversely affect our revenue growth and profitability through reductions in IT budgets and expenditures. (2) We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, unanticipated fluctuations in currency exchange rates, delays in delivery of new products or releases, or a decline in our renewal rates for software license updates and product support. (3) We cannot assure market acceptance of new products or new versions of existing or acquired products. (4) We have an active acquisition program and our acquisitions may not be successful, may involve unanticipated costs or other integration issues, or may disrupt our existing operations. (5) Periodic changes to our pricing model and sales organization could temporarily disrupt operations and cause a decline or delay in sales. (6) Intense competitive forces demand rapid technological advances and frequent new product introductions, and could require us to reduce prices. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or by clicking on SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor. All information set forth in this release is current as of December 19, 2007. Oracle undertakes no duty to update any statement in light of new information or future events.

ORACLE CORPORATION
Q2 FISCAL 2008 FINANCIAL RESULTS
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share data)

									% Increase
	Three Months Ended November 30,						% Increase		(Decrease)
		% of			% of		(Decrease)		in Constant
	2007	Revenues		2006	Revenues		in US $		Currency (1)

REVENUES
New software licenses	$1,668	31%		$1,207	29%		38%		31%
Software license updates and product support	2,491	47%		2,007	48%		24%		18%

Software Revenues	4,159	78%		3,214	77%		29%		23%

Services	1,154	22%		949	23%		22%		15%

Total Revenues	5,313	100%		4,163	100%		28%		21%

OPERATING EXPENSES
Sales and marketing	1,095	21%		915	22%		20%		14%
Software license updates and product support	246	5%		205	5%		20%		14%
Cost of services	992	19%		820	20%		21%		14%
Research and development	674	12%		519	12%		30%		27%
General and administrative	206	4%		170	4%		21%		16%
Amortization of intangible assets	290	5%		202	5%		43%		43%
Acquisition related (2)	22	0%		(36)	(1%	)	160%		158%
Restructuring	6	0%		11	0%		(49%	)	(51%	)

Total Operating Expenses	3,531	66%		2,806	67%		26%		20%

OPERATING INCOME	1,782	34%		1,357	33%		31%		22%
Interest expense	(89)	(2%	)	(82)	(2%	)	8%		8%
Non-operating income, net	122	2%		79	2%		52%		48%

INCOME BEFORE PROVISION FOR INCOME TAXES	1,815	34%		1,354	33%		34%		25%

Provision for income taxes	512	9%		387	10%		32%		28%

NET INCOME	$1,303	25%		$967	23%		35%		24%

EARNINGS PER SHARE:
Basic	$0.25			$0.19			36%
Diluted	$0.25			$0.18			36%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	5,125			5,184			(1%	)
Diluted	5,232			5,287			(1%	)

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on May 31, 2007, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. The United States dollar weakened relative to major international currencies in the three months ended November 30, 2007 compared with the corresponding prior year period, contributing 7 percentage points of revenue, 6 percentage points of operating expense and 9 percentage points of operating income growth.

(2)	Acquisition related costs for the three months ended November 30, 2006 include a benefit of $52 million related to the settlement of a pre-acquisition lawsuit against PeopleSoft, Inc. Please see Appendix A for further discussion.

ORACLE CORPORATION
Q2 FISCAL 2008 FINANCIAL RESULTS
RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

(in millions, except per share data)

							% Increase (Decrease)
	Three Months Ended November 30,						in US $
	2007		2007	2006		2006
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP	GAAP	Non-GAAP

TOTAL REVENUES (2)	$5,313	$51	$5,364	$4,163	$53	$4,216	28%	27%

TOTAL SOFTWARE REVENUES (2)	$4,159	$51	$4,210	$3,214	$53	$3,267	29%	29%
New software licenses	1,668	—	1,668	1,207	—	1,207	38%	38%
Software license updates and product support (2)	2,491	51	2,542	2,007	53	2,060	24%	23%

TOTAL OPERATING EXPENSES	$3,531	$(381)	$3,150	$2,806	$(224)	$2,582	26%	22%
Stock-based compensation (3)	63	(63)	—	47	(47)	—	35%
Amortization of intangible assets (4)	290	(290)	—	202	(202)	—	43%
Acquisition related	22	(22)	—	(36)	36	—	160%
Restructuring	6	(6)	—	11	(11)	—	(49%)

OPERATING INCOME	$1,782	$432	$2,214	$1,357	$277	$1,634	31%	36%

OPERATING MARGIN %	34%		41%	33%		39%	1%	2%

INCOME TAX EFFECTS ON ABOVE ADJUSTMENTS (5)	$512	$122	$634	$387	$79	$466	32%	36%

NET INCOME	$1,303	$310	$1,613	$967	$198	$1,165	35%	38%

DILUTED EARNINGS PER SHARE (6)	$0.25		$0.31	$0.18		$0.22	36%	40%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING (6)	5,232	1	5,233	5,287	16	5,303	(1%)	(1%)

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our condensed consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	As of November 30, 2007, approximately $31 million in estimated revenues related to assumed support contracts will not be recognized in fiscal 2008 due to business combination accounting rules.

(3)	Stock-based compensation is included in the following GAAP operating expense categories:

	Three Months Ended			Three Months Ended
	November 30, 2007			November 30, 2006
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP

Sales and marketing	$13	$(13)	$—	$8	$(8)	$—
Software license updates and product support	3	(3)	—	3	(3)	—
Cost of services	3	(3)	—	3	(3)	—
Research and development	25	(25)	—	21	(21)	—
General and administrative	19	(19)	—	12	(12)	—

Subtotal	63	(63)	—	47	(47)	—

Acquisition related	4	(4)	—	—	—	—

Total stock-based compensation	$67	$(67)	$—	$47	$(47)	$—

(4)	Estimated future annual amortization expense related to intangible assets as of November 30, 2007 is as follows:

Remainder of Fiscal 2008	$616
Fiscal 2009	1,146
Fiscal 2010	1,022
Fiscal 2011	793
Fiscal 2012	658
Fiscal 2013	308
Thereafter	1,140

Total	$5,683

(5)	The income tax provision was calculated reflecting an effective tax rate of 28.2% and 28.6% in the second quarter of fiscal 2008 and 2007, respectively.

(6)	Non-GAAP diluted earnings per share and non-GAAP diluted weighted average shares outstanding were calculated excluding the effects of expensing stock options under Statement 123R.

ORACLE CORPORATION
Q2 FISCAL 2008 YEAR TO DATE FINANCIAL RESULTS
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per share data)

						% Increase
	Six Months Ended November 30,				% Increase	(Decrease)
		% of		% of	(Decrease)	in Constant
	2007	Revenues	2006	Revenues	in US $	Currency (1)

REVENUES
New software licenses	$2,756	28%	$2,011	26%	37%	31%
Software license updates and product support	4,873	50%	3,948	51%	23%	18%

Software Revenues	7,629	78%	5,959	77%	28%	23%

Services	2,213	22%	1,795	23%	23%	17%

Total Revenues	9,842	100%	7,754	100%	27%	22%

OPERATING EXPENSES
Sales and marketing	2,070	21%	1,665	21%	24%	19%
Software license updates and product support	474	5%	404	5%	17%	12%
Cost of services	1,922	20%	1,599	21%	20%	14%
Research and development	1,326	13%	1,026	14%	29%	27%
General and administrative	402	4%	328	4%	23%	18%
Amortization of intangible assets	575	6%	401	5%	44%	43%
Acquisition related (2)	68	0%	12	0%	467%	453%
Restructuring	6	0%	20	0%	(71%)	(73%)

Total Operating Expenses	6,843	69%	5,455	70%	25%	21%

OPERATING INCOME	2,999	31%	2,299	30%	30%	23%
Interest expense	(183)	(2%)	(166)	(2%)	10%	10%
Non-operating income, net	199	2%	183	2%	9%	6%

INCOME BEFORE PROVISION FOR INCOME TAXES	3,015	31%	2,316	30%	30%	23%

Provision for income taxes	871	9%	679	9%	28%	26%

NET INCOME	$2,144	22%	$1,637	21%	31%	22%

EARNINGS PER SHARE:
Basic	$0.42		$0.31		33%
Diluted	$0.41		$0.31		33%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	5,117		5,200		(2%)
Diluted	5,224		5,297		(1%)

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on May 31, 2007, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. The United States dollar weakened relative to major international currencies in the six months ended November 30, 2007 compared with the corresponding prior year period, contributing 5 percentage points of revenue, 4 percentage points of operating expense and 7 percentage points of operating income growth.

(2)	Acquisition related costs for the six months ended November 30, 2006 include a benefit of $52 million related to the settlement of a pre-acquisition lawsuit against PeopleSoft, Inc. Please see Appendix A for further discussion.

ORACLE CORPORATION
Q2 FISCAL 2008 YEAR TO DATE FINANCIAL RESULTS
RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

(in millions, except per share data)

							% Increase (Decrease)
	Six Months Ended November 30,						in US $
	2007		2007	2006		2006
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP	GAAP	Non-GAAP

TOTAL REVENUES (2)	$9,842	$115	$9,957	$7,754	$122	$7,876	27%	26%

TOTAL SOFTWARE REVENUES (2)	$7,629	$115	$7,744	$5,959	$122	$6,081	28%	27%
New software licenses	2,756	—	2,756	2,011	—	2,011	37%	37%
Software license updates and product support (2)	4,873	115	4,988	3,948	122	4,070	23%	23%

TOTAL OPERATING EXPENSES	$6,843	$(780)	$6,063	$5,455	$(530)	$4,925	25%	23%
Stock-based compensation (3)	131	(131)	—	97	(97)	—	36%
Amortization of intangible assets (4)	575	(575)	—	401	(401)	—	44%
Acquisition related	68	(68)	—	12	(12)	—	467%
Restructuring	6	(6)	—	20	(20)	—	(71%)

OPERATING INCOME	$2,999	$895	$3,894	$2,299	$652	$2,951	30%	32%

OPERATING MARGIN %	31%		39%	30%		37%	1%	2%

INCOME TAX EFFECTS ON ABOVE ADJUSTMENTS (5)	$871	$259	$1,130	$679	$193	$872	28%	30%

NET INCOME	$2,144	$636	$2,780	$1,637	$459	$2,096	31%	33%

DILUTED EARNINGS PER SHARE (6)	$0.41		$0.53	$0.31		$0.39	33%	35%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING (6)	5,224	3	5,227	5,297	12	5,309	(1%)	(2%)

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our condensed consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	As of November 30, 2007, approximately $31 million in estimated revenues related to assumed support contracts will not be recognized in fiscal 2008 due to business combination accounting rules.

(3)	Stock-based compensation is included in the following GAAP operating expenses:

	Six Months Ended			Six Months Ended
	November 30, 2007			November 30, 2006
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP

Sales and marketing	$26	$(26)	$—	$18	$(18)	$—
Software license updates and product support	7	(7)	—	6	(6)	—
Cost of services	8	(8)	—	6	(6)	—
Research and development	52	(52)	—	43	(43)	—
General and administrative	38	(38)	—	24	(24)	—

Subtotal	131	(131)	—	97	(97)	—

Acquisition related	37	(37)	—	1	(1)	—

Total stock-based compensation	$168	$(168)	$—	$98	$(98)	$—

(4)	Estimated future amortization expense related to intangible assets as of November 30, 2007 is as follows:

Remainder of Fiscal 2008	$616
Fiscal 2009	1,146
Fiscal 2010	1,022
Fiscal 2011	793
Fiscal 2012	658
Fiscal 2013	308
Thereafter	1,140

Total	$5,683

(5)	The income tax provision was calculated reflecting a tax rate of 28.9% and 29.3% in the first six months of fiscal 2008 and 2007, respectively.

(6)	Non-GAAP diluted earnings per share and non-GAAP diluted weighted average shares outstanding were calculated excluding the effects of expensing stock options under Statement 123R.

ORACLE CORPORATION
Q2 FISCAL 2008 FINANCIAL RESULTS
CONDENSED CONSOLIDATED BALANCE SHEETS

($ in millions)

	November 30,	May 31,
	2007	2007

ASSETS

Current Assets:
Cash and cash equivalents	$6,733	$6,218
Marketable securities	1,699	802
Trade receivables, net	3,264	4,074
Deferred tax assets	969	968
Other current assets	893	821

Total Current Assets	13,558	12,883

Non-Current Assets:
Property, net	1,655	1,603
Intangible assets, net	5,683	5,964
Goodwill	13,663	13,479
Deferred tax assets	412	48
Other assets	682	595

Total Non-Current Assets	22,095	21,689

TOTAL ASSETS	$35,653	$34,572

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Commercial paper and other short-term borrowings	$2	$1,358
Accounts payable	346	315
Income taxes payable	—	1,237
Accrued compensation and related benefits	1,191	1,349
Accrued restructuring	169	201
Deferred revenues	3,577	3,492
Other current liabilities	1,264	1,435

Total Current Liabilities	6,549	9,387

Non-Current Liabilities:
Notes payable, non-current	6,236	6,235
Income taxes payable	1,382	—
Deferred tax liabilities	1,045	1,121
Accrued restructuring	243	258
Deferred revenues	263	93
Minority interests	338	316
Other long-term liabilities	302	243

Total Non-Current Liabilities	9,809	8,266

Stockholders’ Equity	19,295	16,919

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$35,653	$34,572

ORACLE CORPORATION
Q2 FISCAL 2008 FINANCIAL RESULTS
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Six Months Ended November 30,
	2007	2006

Cash Flows From Operating Activities:
Net income	$2,144	$1,637
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	137	124
Amortization of intangible assets	575	401
Deferred income taxes	(72)	5
Minority interests in income	29	32
Stock-based compensation	168	98
Tax benefit on the exercise of stock options	262	205
Excess tax benefits from stock-based compensation	(187)	(159)
In-process research and development	7	50
Net investment gains related to equity securities	(2)	(18)
Changes in operating assets and liabilities, net of effects from acquisitions:
Decrease in trade receivables, net	937	681
Decrease in prepaid expenses and other assets	27	23
Decrease in accounts payable and other liabilities	(551)	(855)
Decrease in income taxes payable	(241)	(196)
Increase (decrease) in deferred revenues	70	(162)

Net cash provided by operating activities	3,303	1,866

Cash Flows From Investing Activities:
Purchases of marketable securities and investments	(1,953)	(4,251)
Proceeds from maturities and sales of marketable securities and investments	1,273	2,204
Acquisitions, net of cash acquired	(651)	(488)
Capital expenditures	(156)	(106)

Net cash used for investing activities	(1,487)	(2,641)

Cash Flows From Financing Activities:
Payments for repurchases of common stock	(1,023)	(1,936)
Proceeds from issuance of common stock	682	566
Payments of debt	(1,362)	(8)
Excess tax benefits from stock-based compensation	187	159
Distributions to minority interests	(28)	(29)

Net cash used for financing activities	(1,544)	(1,248)

Effect of exchange rate changes on cash and cash equivalents	243	48

Net increase (decrease) in cash and cash equivalents	515	(1,975)

Cash and cash equivalents at beginning of period	6,218	6,659

Cash and cash equivalents at end of period	$6,733	$4,684

ORACLE CORPORATION
Q2 FISCAL 2008 FINANCIAL RESULTS
FREE CASH FLOW — TRAILING 4-QUARTERS (1)

($ in millions)

	Fiscal 2007				Fiscal 2008
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4

GAAP Operating Cash Flow	$4,706	$4,651	$4,984	$5,520	$6,598	$6,957

Capital Expenditures (2)	(233)	(256)	(258)	(319)	(357)	(369)

Free Cash Flow	$4,473	$4,395	$4,726	$5,201	$6,241	$6,588

% Growth over prior year	32%	32%	29%	21%	40%	50%

GAAP Net Income	$3,532	$3,702	$3,970	$4,274	$4,444	$4,781

Free Cash Flow as a % of Net Income	127%	119%	119%	122%	140%	138%

(1)	To supplement our statements of cash flows presented on a GAAP basis, we use non-GAAP measures of cash flows on a trailing 4-quarter basis to analyze cash flow generated from operations. We believe free cash flow is also useful as one of the bases for comparing our performance with our competitors. The presentation of non-GAAP free cash flow is not meant to be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity.

(2)	Represents capital expenditures as reported in cash flows from investing activities on our cash flow statements presented in accordance with GAAP.

ORACLE CORPORATION
Q2 FISCAL 2008 FINANCIAL RESULTS
SUPPLEMENTAL ANALYSIS OF GAAP REVENUES AND HEADCOUNT (1)

(in millions, except headcount data)

	Fiscal 2007					Fiscal 2008
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

REVENUES
New software licenses	$804	$1,207	$1,390	$2,481	$5,882	$1,087	$1,668			$2,756
Software license updates and product support	1,941	2,007	2,108	2,272	8,329	2,383	2,491			4,873

Software Revenues	2,745	3,214	3,498	4,753	14,211	3,470	4,159			7,629

Consulting	640	716	694	819	2,869	801	877			1,678
On Demand	125	140	142	151	557	158	167			325
Education	81	93	80	105	359	100	110			210

Services Revenues	846	949	916	1,075	3,785	1,059	1,154			2,213

Total Revenues	$3,591	$4,163	$4,414	$5,828	$17,996	$4,529	$5,313			$9,842

AS REPORTED REVENUE GROWTH RATES
New software licenses	28%	14%	27%	17%	20%	35%	38%			37%
Software license updates and product support	29%	29%	24%	21%	25%	23%	24%			23%
Software Revenues	29%	23%	25%	19%	23%	26%	29%			28%

Consulting	33%	42%	38%	30%	35%	25%	23%			24%
On Demand	49%	61%	48%	16%	40%	27%	20%			23%
Education	13%	14%	8%	10%	11%	24%	17%			20%
Services Revenues	33%	41%	36%	26%	33%	25%	22%			23%

Total Revenues	30%	26%	27%	20%	25%	26%	28%			27%

CONSTANT CURRENCY GROWTH RATES
New software licenses	26%	10%	23%	13%	17%	32%	31%			31%
Software license updates and product support	27%	25%	20%	17%	22%	19%	18%			18%
Software Revenues	27%	19%	21%	15%	20%	23%	23%			23%

Consulting	31%	37%	34%	24%	31%	20%	15%			18%
On Demand	47%	56%	43%	12%	37%	23%	15%			19%
Education	11%	11%	4%	6%	8%	20%	10%			15%
Services Revenues	31%	36%	32%	20%	29%	21%	15%			17%

Total Revenues	28%	23%	23%	16%	22%	22%	21%			22%

GEOGRAPHIC REVENUES

REVENUES
Americas	$1,956	$2,170	$2,315	$3,018	$9,460	$2,375	$2,674			$5,049
Europe, Middle East & Africa	1,140	1,422	1,484	1,992	6,037	1,530	1,865			3,394
Asia Pacific	495	571	615	818	2,499	624	774			1,399

Total Revenues	$3,591	$4,163	$4,414	$5,828	$17,996	$4,529	$5,313			$9,842

HEADCOUNT (2)

GEOGRAPHIC AREA
Americas	26,798	27,444	27,874	29,830		30,455	30,654
Europe, Middle East & Africa	14,199	14,640	14,758	15,680		15,985	16,140
Asia Pacific	24,129	26,350	27,850	29,164		31,212	32,855

Total Company	65,126	68,434	70,482	74,674		77,652	79,649

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	Headcount has increased primarily due to our acquisitions.

ORACLE CORPORATION
Q2 FISCAL 2008 FINANCIAL RESULTS
SUPPLEMENTAL TOTAL SOFTWARE PRODUCT REVENUE ANALYSIS (1)

($ in millions)

	Fiscal 2007					Fiscal 2008
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

APPLICATIONS REVENUES

New software licenses	$228	$340	$423	$726	$1,716	$376	$553			$929
Software license updates and product support	703	728	769	832	3,032	886	929			1,815

Software Revenues	$931	$1,068	$1,192	$1,558	$4,748	$1,262	$1,482			$2,744

AS REPORTED GROWTH RATES
New software licenses	80%	28%	57%	13%	32%	65%	63%			64%
Software license updates and product support	51%	45%	27%	23%	35%	26%	28%			27%
Software Revenues	57%	39%	36%	18%	34%	36%	39%			37%

CONSTANT CURRENCY GROWTH RATES
New software licenses	78%	25%	52%	10%	29%	61%	56%			58%
Software license updates and product support	49%	41%	23%	19%	32%	22%	21%			22%
Software Revenues	55%	35%	32%	15%	31%	32%	32%			32%

DATABASE & MIDDLEWARE REVENUES

New software licenses	$576	$867	$967	$1,755	$4,166	$711	$1,115			$1,827
Software license updates and product support	1,238	1,279	1,339	1,440	5,297	1,497	1,562			3,058

Software Revenues	$1,814	$2,146	$2,306	$3,195	$9,463	$2,208	$2,677			$4,885

AS REPORTED GROWTH RATES
New software licenses	15%	9%	17%	18%	16%	23%	29%			27%
Software license updates and product support	19%	21%	22%	20%	21%	21%	22%			21%
Software Revenues	18%	16%	20%	19%	18%	22%	25%			23%

CONSTANT CURRENCY GROWTH RATES
New software licenses	13%	5%	13%	15%	12%	20%	22%			21%
Software license updates and product support	18%	18%	19%	17%	18%	17%	16%			17%
Software Revenues	16%	13%	16%	16%	15%	18%	18%			18%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

ORACLE CORPORATION
Q2 FISCAL 2008 FINANCIAL RESULTS
SUPPLEMENTAL GEOGRAPHIC NEW SOFTWARE LICENSE REVENUE ANALYSIS (1) (2)

($ in millions)

	Fiscal 2007					Fiscal 2008
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

AMERICAS

Database & Middleware	$232	$333	$383	$795	$1,743	$286	$438			$724
Applications	126	195	250	415	986	199	306			505

New Software License Revenues	$358	$528	$633	$1,210	$2,729	$485	$744			$1,229

AS REPORTED GROWTH RATES
Database & Middleware	19%	2%	15%	20%	15%	23%	32%			28%
Applications	69%	19%	69%	5%	26%	58%	57%			57%
New Software License Revenues	33%	8%	31%	14%	19%	35%	41%			39%

CONSTANT CURRENCY GROWTH RATES
Database & Middleware	18%	2%	15%	19%	14%	22%	29%			26%
Applications	69%	19%	69%	4%	26%	57%	54%			55%
New Software License Revenues	32%	7%	31%	13%	18%	34%	38%			37%

EUROPE / MIDDLE EAST / AFRICA

Database & Middleware	$184	$341	$363	$619	$1,507	$253	$420			$673
Applications	69	101	124	224	518	123	174			297

New Software License Revenues	$253	$442	$487	$843	$2,025	$376	$594			$970

AS REPORTED GROWTH RATES
Database & Middleware	12%	21%	15%	20%	18%	38%	23%			28%
Applications	83%	35%	29%	42%	42%	77%	72%			74%
New Software License Revenues	25%	24%	18%	25%	23%	49%	34%			40%

CONSTANT CURRENCY GROWTH RATES
Database & Middleware	8%	11%	6%	12%	10%	30%	12%			19%
Applications	78%	25%	19%	34%	33%	69%	58%			62%
New Software License Revenues	21%	14%	9%	18%	15%	41%	23%			29%

ASIA PACIFIC

Database & Middleware	$149	$185	$213	$322	$869	$155	$244			$399
Applications	33	44	49	87	212	54	73			127

New Software License Revenues	$182	$229	$262	$409	$1,081	$209	$317			$526

AS REPORTED GROWTH RATES
Database & Middleware	12%	5%	26%	10%	13%	4%	32%			19%
Applications	126%	58%	89%	(1%)	36%	67%	66%			67%
New Software License Revenues	23%	12%	34%	8%	17%	15%	39%			28%

CONSTANT CURRENCY GROWTH RATES
Database & Middleware	13%	2%	24%	7%	11%	1%	26%			15%
Applications	124%	53%	83%	(4%)	33%	60%	57%			58%
New Software License Revenues	24%	9%	32%	5%	15%	12%	32%			23%

TOTAL COMPANY

Database & Middleware	$565	$859	$959	$1,736	$4,119	$694	$1,102			$1,796
Applications	228	340	423	726	1,716	376	553			929

New Software License Revenues	$793	$1,199	$1,382	$2,462	$5,835	$1,070	$1,655			$2,725

AS REPORTED GROWTH RATES
Database & Middleware	15%	9%	17%	18%	15%	23%	28%			26%
Applications	80%	28%	57%	13%	32%	65%	63%			64%
New Software License Revenues	28%	14%	27%	17%	20%	35%	38%			37%

CONSTANT CURRENCY GROWTH RATES
Database & Middleware	13%	5%	13%	14%	12%	19%	21%			21%
Applications	78%	25%	52%	10%	29%	61%	56%			58%
New Software License Revenues	27%	10%	23%	13%	16%	31%	31%			31%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	New Software License Revenues presented exclude documentation and miscellaneous revenues.

APPENDIX A
ORACLE CORPORATION
Q2 FISCAL 2008 FINANCIAL RESULTS
EXPLANATION OF NON-GAAP MEASURES
To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the table, which exclude certain business combination accounting entries and expenses related to acquisitions as well as other significant expenses including stock-based compensation, that we believe are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:
• Support deferred revenue: Business combination accounting rules require us to account for the fair value of support contracts assumed in connection with our acquisitions. Because these are typically one-year contracts, our GAAP revenues for the one-year period subsequent to our acquisitions do not reflect the full amount of software license updates and product support revenues on assumed support contracts that would have otherwise been recorded by the acquired entities. The non-GAAP adjustment is intended to reflect the full amount of such revenues. We believe this adjustment is useful to investors as a measure of the ongoing performance of our business because we have historically experienced high renewal rates on support contracts, although we cannot be certain that customers will renew these contracts.
• Stock-based compensation expenses: We have excluded the effect of stock-based compensation expenses from our non-GAAP operating expenses and net income. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.
• Amortization of intangible assets expenses: We have excluded the effect of amortization of intangibles from our non-GAAP operating expenses and net income. Amortization of intangible assets expense is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to revenues earned during the periods presented and will contribute to future period revenues as well. Amortization expenses will recur in future periods.
• Acquisition related charges and restructuring expenses: We incurred significant expenses in connection with acquisitions, which we would not have otherwise incurred in the periods presented. Acquisition related charges primarily consist of in-process research and development expenses, integration-related professional services, stock-based compensation expenses (in addition to the stock-based compensation expenses described above) and personnel related expenses for transitional employees. Stock-based compensation expenses included in acquisition related charges primarily resulted from unvested options assumed in acquisitions whose vesting was fully accelerated upon termination of the employees pursuant to the terms of the options. Restructuring expenses consist of Oracle employee severance and other exit costs, generally in connection with our acquisitions. We believe it is useful for investors to understand the effect of these expenses on our cost structure. Although acquisition related charges and restructuring costs are not recurring with respect to past acquisitions, we will incur these expenses in connection with future acquisitions.
For the three and six months ended November 30, 2006, acquisition related charges also included a benefit related to the settlement of a lawsuit filed against PeopleSoft, Inc. on behalf of the U.S. government. This lawsuit was filed in October 2003, prior to our acquisition of PeopleSoft and represented a pre-acquisition contingency that we identified and assumed in connection with our acquisition of PeopleSoft. In October 2006, we agreed to pay the U.S. government $98 million to settle this lawsuit. Business combination accounting standards require that after the end of the purchase price allocation period, any adjustment that results from a pre-acquisition contingency should be included as an element of net income in the period of settlement, versus an adjustment to the original purchase price allocation. Since the purchase price allocation period for PeopleSoft ended in the third quarter of fiscal 2006, the favorable difference of $52 million between the estimated exposure recorded for this lawsuit during the purchase price allocation period and the actual settlement amount has been included in our consolidated statement of operations for the three and six months ended November 30, 2006 as a component of acquisition related charges.